Exhibit 99.1

Americold Appoints Robert S. Chambers as Chief Executive Officer

•	Appointed Chief Executive Officer and a member of Board of Directors effective September 1, 2025

•	Builds on progressive leadership experience with Americold and nearly two decades in logistics and supply chain management

•	Underscores Board’s commitment to thoughtful, long-term succession planning

•	Company Reaffirms Full-Year 2025 Financial Outlook

ATLANTA, August 25, 2025 – Americold Realty Trust, Inc. (NYSE: COLD), a global leader in temperature-controlled logistics, real estate, and value-added services, today announced the company’s Board of Directors has unanimously appointed Robert S. Chambers as Chief Executive Officer and a member of the Board of Directors of Americold, effective September 1, 2025. Mr. Chambers’ appointment follows George Chappelle’s decision to retire from the company and Board following a distinguished four-decade career.

Mr. Chambers has extensive leadership experience in warehouse and supply chain management, as well as considerable financial and operational expertise. He currently serves as Americold’s President, overseeing the company’s global operations including, commercial strategy, sales, engineering, development, information technology, customer experience, and supply chain innovation. Throughout his 12-year career with Americold, he has played a key role in shaping the company’s commercial business practices and corporate strategy across a variety of end-market conditions. Prior to Mr. Chambers’ current role, he served as President, Americas; Executive Vice President and Chief Commercial Officer; and Vice President of Commercial Finance.

Beyond his experience with Americold, Mr. Chambers has a broad background in supply chain and logistics, including serving as Chief Financial Officer of Saia Inc., a publicly listed transportation and logistics company, as well as leadership roles at CEVA Logistics. Earlier in his career, Mr. Chambers worked for KPMG and is a licensed CPA and Chartered Global Management Accountant. He currently serves on the boards of the Global Cold Chain Alliance and the Stetson University School of Business.

“Rob is a seasoned industry executive with deep institutional and industry knowledge,” said Mark Patterson, Americold’s Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee. “His contributions to the business over the past 12 years have been instrumental to Americold’s success, and his strategic vision and experience make him the ideal leader to guide the company, its people and investments into the future. Rob’s background in supply chain and logistics has brought new perspectives to the business, setting standards for commercial excellence across the industry, while unlocking unique opportunities with our strategic partners and customers. He has demonstrated strong leadership, and along with the company’s deep and talented executive team, we are confident that Rob will continue to advance Americold’s strategic priorities and position it to deliver long-term value for all stakeholders.”

“I’m honored to take on the CEO role for Americold and look forward to working alongside our talented and dedicated team of associates around the globe,” said Mr. Chambers. “We have an opportunity to build on our reputation for service and operational excellence and position Americold as the provider of choice to the world’s largest food manufacturers, distributors and retailers. I believe we have the right people, assets and strategy to unlock the long-term growth potential for our business and I’m excited by the opportunities ahead.”

Mr. Patterson continued, “On behalf of the Board of Directors, I want to thank George for his invaluable leadership and contributions to Americold. His strategic vision and passion for operational excellence have established a strong foundation for continued growth and success. The Board and leadership team extend their deep appreciation for his service to Americold and wish him the best in his well-earned retirement.”

“I’m proud to have led Americold through a period of exciting growth, including improved service levels, increased efficiencies and expanded margins,” said Mr. Chappelle. “Together, we’ve built a strong foundation grounded in operational excellence, customer trust, and a culture of accountability, positioning Americold for long-term success. I’m confident that under Rob’s leadership, the company will continue to thrive in the future as the team builds on its global network of mission-critical cold-chain infrastructure.”

Americold reaffirms its full-year 2025 financial outlook as communicated on August 7, 2025, when it reported second quarter 2025 results and remains focused on disciplined execution, operational excellence, and long-term value creation.

The company will be participating in several investment conferences over the coming months to provide investors with the opportunity to meet with members of the executive leadership team, including Mr. Chambers and Jay Wells, Executive Vice President and Chief Financial Officer. Upcoming conference participation includes the 17th Annual Evercore Real Estate Conference from September 3-5; Bank of America 2025 Global Real Estate Conference from September 9-11; and Nareit’s REITworld 2025 Annual Conference during December 8-11, 2025.

About Americold

Americold (NYSE: COLD) is a global leader in temperature-controlled logistics and real estate, with a more than 120-year legacy of innovation and reliability. With more than 230 facilities across North America, Europe, Asia-Pacific, and South America – totaling approximately 1.5 billion refrigerated cubic feet – Americold ensures the safe, efficient movement of refrigerated products worldwide.

Our facilities are an integral part of the global food supply chain, connecting producers, processors, distributors, and retailers with tailored, value-added services supported by responsive and reliable supply chains. Leveraging deep industry expertise, smart technology, and sustainable practices, Americold delivers world-class service that creates lasting value for our customers and the communities we serve. Visit www.americold.com to learn more.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: rising inflationary pressures, increased interest rates and operating costs; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; labor and power costs; labor shortages; our relationship with our associates, the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; the impact of supply chain disruptions; risks related to rising construction costs; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; uncertainty of revenues, given the nature of our customer contracts; acquisition risks, including the failure to identify or complete attractive acquisitions or failure to realize the intended benefits from our recent acquisitions; difficulties in expanding our operations into new markets; uncertainties and risks related to public health crises; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; risks related to implementation of the new ERP system, defaults or non-renewals of significant customer contracts; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; changes in applicable governmental regulations and tax legislation; risks related to current and potential international operations and properties; actions by our competitors and their increasing ability to compete with us; changes in foreign currency exchange rates; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers for transportation services to our customers; liabilities as a result of our participation in multi-employer pension plans; risks related to the partial ownership of properties, including our JV investments; risks related to natural disasters;

adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; changes in real estate and zoning laws and increases in real property tax rates; general economic conditions; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; possible environmental liabilities; uninsured losses or losses in excess of our insurance coverage; financial market fluctuations; our failure to obtain necessary outside financing on attractive terms, or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; the potential dilutive effect of our common stock offerings, including our ongoing at the market program; the cost and time requirements as a result of our operation as a publicly traded REIT; and our failure to maintain our status as a REIT.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this press release include, but are not limited to, those regarding our 2025 outlook, long term growth potential of the business, and our migration of our customers to fixed commitment storage contracts. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future except to the extent required by law.

Contacts:

Investor Relations:

Richard Leland

Telephone: 561-523-8587

Email: investor.relations@americold.com

Media Relations:

Elizabeth McMillan, APR

Telephone: 762-821-9631

Email: mediarelations@americold.com

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